UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2023
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LegalZoom.com, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35618	95-4752856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Brand Boulevard, 11th Floor Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (323) 962-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LZ	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 28, 2023 and March 29, 2023, respectively, Mr. Brian Ruder and Mr. Dipanjan Deb each notified LegalZoom.com, Inc. (“LegalZoom”) of his decision not to stand for re-election to the Board of Directors at LegalZoom’s 2023 annual meeting of stockholders (“Annual Meeting”). Mr. Ruder and Mr. Deb will each serve out the remainder of his term, which will expire at the Annual Meeting. The decision of Mr. Ruder and Mr. Deb is not due to a disagreement with LegalZoom on any matter relating to LegalZoom’s operations, policies or practices. Mr. Ruder and Mr. Deb each determined that it was an appropriate time to end his respective service on the Board of Directors in order for the Board of Directors to reflect a balance of independent directors to directors affiliated with a significant stockholder of LegalZoom. LegalZoom wishes to thank Mr. Ruder and Mr. Deb for their significant contributions to LegalZoom during its transition as a public company.
The Board of Directors intends to reduce its size to eight members effective immediately prior to the Annual Meeting.
Pursuant to the Director Nomination Agreement (the “Nomination Agreement”), dated June 18, 2021, by and among LegalZoom, FPLZ I, L.P. and FPLZ II, L.P. (collectively with their affiliated investment entities, “Francisco Partners”) and LucasZoom, LLC (collectively with its affiliated investment entities, “Permira”), Mr. Deb was initially nominated as a director by Francisco Partners and Mr. Ruder was initially nominated as a director by Permira. Ms. Christine Wang and Mr. Dipan Patel, initially nominated as directors by Francisco Partners and Permira, respectively, pursuant to the Nomination Agreement, will continue to serve on the LegalZoom Board of Directors. After the Annual Meeting, each of Francisco Partners and Permira will retain their right to nominate an additional director to the Board of Directors at any time pursuant to the terms of the Nomination Agreement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LegalZoom.com, Inc.

Date: March 31, 2023	By:	/s/ Noel Watson
Noel Watson
Chief Financial Officer
(Principal Financial and Accounting Officer)